EXHIBIT 10.1

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

OCT 31, 2014
OUR L/C NO.: CPCS-805563

IRREVOCABLE LETTER OF CREDIT NO. CPCS-805563

BENEFICIARY:
U.S. DEPARTMENT OF EDUCATION
ATTN: VERONICA PICKETT, DIRECTOR
PERFORMANCE IMPROVEMENT AND PROCEDURES
FEDERAL STUDENT AID/PROGRAM COMPLIANCE
830 FIRST STREET, NE, UCP3, MS 5435
WASHINGTON, DC 20002-8019

DATE:  OCTOBER 31, 2014
AMOUNT:  $79,707,879.00 ((SEVENTY NINE MILLION SEVEN HUNDRED SEVEN THOUSAND EIGHT HUNDRED SEVENTY NINE U.S. DOLLARS)
EXPIRATION DATE:  NOVEMBER 4, 2019

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT NUMBER CPCS-805563 IN YOUR FAVOR FOR THE ACCOUNT OF:

ITT EDUCATIONAL SERVICES, INC.
13000 NORTH MERIDIAN STREET
CARMEL, IN 46032-1404
OPE IDS:       00473100 – DANIEL WEBSTER COLLEGE
00732900 – ITT TECHNICAL INSTITUTE
03071800 – ITT TECHNICAL INSTITUTE

HEREINAFTER, (“INSTITUTION”), IN THE AMOUNT OF $79,707,879.00 (SEVENTY NINE MILLION SEVEN HUNDRED SEVEN THOUSAND EIGHT HUNDRED SEVENTY NINE U.S. DOLLARS), AVAILABLE BY YOUR DRAFT (OR DRAFTS DRAWN ON US) AT SIGHT ACCOMPANIED BY:

A) THE ORIGINAL OF THIS LETTER OF CREDIT INSTRUMENT (ALONG WITH ORIGINALS OF ALL AMENDMENTS), IF ANY AND

B) A STATEMENT SIGNED BY THE SECRETARY (“SECRETARY”), U.S. DEPARTMENT OF EDUCATION (“DEPARTMENT”), OR THE SECRETARY’S REPRESENTATIVE (SIGNED AS SUCH), CERTIFYING THAT THE DRAFTED FUNDS WILL BE USED FOR ONE OR MORE OF THE FOLLOWING PURPOSES, AS DETERMINED BY THE SECRETARY:

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

OCT 31, 2014
OUR L/C NO.: CPCS-805563

1)	TO PAY REFUNDS OF INSTITUTIONAL OR NON-INSTITUTIONAL CHARGES OWED TO OR ON BEHALF OF CURRENT OR FORMER STUDENTS OF THE INSTITUTION, WHETHER THE INSTITUTION REMAINS OPEN OR HAS CLOSED,

2)	TO PROVIDE FOR THE “TEACH-OUT” OF STUDENTS ENROLLED AT THE TIME OF CLOSURE OF THE INSTITUTION, AND

3)
TO PAY ANY LIABILITIES OWING TO THE SECRETARY ARISING FROM ACTS OR OMISSIONS BY THE INSTITUTION, ON OR BEFORE THE EXPIRATION OF THIS LETTER OF CREDIT, IN VIOLATION OF REQUIREMENTS SET FORTH IN THE HIGHER EDUCATION ACT OF 1965, AS AMENDED (“HEA”), INCLUDING THE VIOLATION OF ANY AGREEMENT ENTERED INTO BY THE INSTITUTION WITH THE SECRETARY REGARDING THE ADMINISTRATION OF PROGRAMS UNDER TITLE IV OF THE HEA.

SHOULD THE INSTITUTION FAIL TO EXTEND THE LETTER OF CREDIT WITHIN TEN (10) DAYS PRIOR TO ITS EXPIRATION, AS DIRECTED BY THE DEPARTMENT, THE DEPARTMENT MAY CALL THE LETTER OF CREDIT AND PLACE THE FUNDS IN AN ESCROW ACCOUNT AT THE DEPARTMENT PENDING A PROMPT DETERMINATION OF THE EXTENT TO WHICH THOSE FUNDS WILL BE USED IN ACCORDANCE WITH SUBPARAGRAPHS 1) THROUGH 3), ABOVE.

WE HEREBY AGREE WITH YOU THAT PARTIAL DRAWINGS ARE PERMITTED AND THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON DUE PRESENTATION AT OUR OFFICES AT 131 S. DEARBORN, 5TH FLOOR, MAIL CODE: IL1-0236, CHICAGO, IL 60603-5506 ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590.

PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS LETTER OF CREDIT TO THE ATTENTION OF THE STANDBY LETTER OF CREDIT UNIT, 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE IL1-0236, CHICAGO, IL 60603-5506, INCLUDING THE LETTER OF CREDIT NUMBER MENTIONED ABOVE.  SWIFT MESSAGES AND INQUIRIES SHOULD BE SENT TO CHASU33 AND MUST INCLUDE THE LETTER OF CREDIT NUMBER MENTIONED ABOVE.  FOR TELEPHONE

JPMorgan Chase Bank, N.A.
Global Trade Services
131 South Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, IL 60603-5506

OCT 31, 2014
OUR L/C NO.: CPCS-805563

ASSISTANCE, PLEASE CONTACT THE STANDBY CLIENT SERVICE UNIT AT 1-800-634-1969, OR 1-813-432-1210, AND HAVE THIS LETTER OF CREDIT NUMBER AVAILABLE.

VERY TRULY YOURS,
JPMORGAN CHASE BANK, N.A.

/s/ Katherine M. Moses
AUTHORIZED SIGNATURE
NAME:  KATHERINE M. MOSES
TITLE:  ASSOCIATE
DATE:  OCT. 31, 2014